UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

SAVICORP

(Exact name of registrant as specified in its charter)

Nevada	000-27727	91-1766174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2530 South Birch Street, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (877) 611-7284

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

5.07	Submission of Matters to a Vote of Security Holders

On May 28, 2015, our Shareholders, by majority Consent as included herewith as an exhibit (“Consent”), re-elected Serge Monros, Rudy Rodriguez and Philip Pisanelli as members of our Board of Directors to serve until the next election of our Board of Directors. The Consent was approved by holders of our Series D Preferred shareholders and one other shareholder. The Series D Preferred shares were established by the filing of a Certificate of Designation with the Nevada Secretary of State on May 26, 2015 (“Designation”). The Designation, included herewith as an exhibit, authorizes the temporary issuance of Series D Preferred Shares to the members of the Company’s Board of Directors to vote on matters such as an increase in the authorized common shares and re-election of Board members. The Series D Preferred Shares, when cast at a Shareholder meeting or included within a Shareholder Consent constitute 50.1% of the outstanding voting shares of the Company. The vast number of Company voting shareholders (1243; including preferred and common) and perceived inability of obtaining a quorum for a shareholder meeting to obtain permission to increase the authorized common shares (when, as a practical matter, there are no more common shares available to issue and circumstances require immediate additional common shares issuances) and to re-elect the Board of Directors is the reasoning behind filing the Designation.

5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2015, we filed an Amendment to our Articles of Incorporation with the Nevada Secretary of State, as included herewith as an exhibit (“Amendment”), increasing our authorized Common shares from 6 billion to 8 billion. We did this so that we can continue to issue common shares in our private placement funding raising efforts and also to allow us to issue common shares as part of the settlement of litigation dismissed on May 19, 2015 in the United States District Court for the Northern District of West Virginia; Arnold LaMarr Weese and David Kent Moss v. SaviCorp, Inc, Serge V. Monros and Craig Waldrop, Civil Action No. 2:13-CV-41.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Shareholders’ Consent
3.2	Certificate of Designation
3.3	Articles of Amendment (to Articles of Incorporation)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 4, 2015	SaviCorp

By: /s/ Serge Monros
Serge Monros
Chairman, CEO

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